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[LOGO]  TEXAS WORKERS'
        COMPENSATION                                                                        WORKERS' COMPENSATION AND
        -------------                                                            EMPLOYERS LIABILITY INSURANCE POLICY
        INSURANCE        [X]
        FUND

221 W 6TH STREET, SUITE 300                          AUSTIN, TEXAS 78701-3403                       INFORMATION PAGE
--------------------------------------------------------------------------------------------------------------------------

ITEM 1    STAFF LEASING OF TEXAS, LP                                                 (See INSURED NAME EXTENDED pg)
          800 301 BLVD WEST STE 202
          BRADENTON, FL 34205

INSURED                                                                         POLICY NUMBER
NAME AND                                                                        TSF-0001093150 20000101
ADDRESS                                                                         Federal Tax ID      650735612
                                                                                Bureau Number       917648190
          OTHER WORKPLACES NOT SHOWN ABOVE:                                     Branch              00000
          see attached schedule of operation                                    Renewal of          NEW
                                                                                Entity              CORPORATION
PRODUCER  TEXAS WORKERS COMPENSATION INS                                        Interim Adjustment  MONTHLY - 15% 1
          221 W 6TH ST #300                                                     Group
00002     AUSTIN, TX 78701-3403
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ITEM 2    The Policy Period is from: 1-01-2001 To: 1-01-2001 12:01 A.M. standard time at the insured's mailing address
--------------------------------------------------------------------------------------------------------------------------
ITEM 3    A.   Workers' Compensation Insurance: Part One of the policy applies to the Workers' Compensation Law of the states listed here: TEXAS

          B.   Employers Liability Insurance: Part Two of the policy applies to work in each state listed in item 3A.
               The limits of our Liability under Part Two are:

                    Bodily Injury by Accident     $1,000,000     Each Accident
                    Bodily Injury by Disease      $1,000,000     Each Employee
                    Bodily Injury by Disease      $1,000,000     Policy Limit

          C.   Other States Insurance: Part three of the policy applies to the states, if any, listed here: NOT APPLICABLE

          D.   This policy includes these endorsements and schedules:

               See Schedule of Endorsements attached
--------------------------------------------------------------------------------------------------------------------------
ITEM 4    The premium for this policy will be determined by our manuals of Rules, Classifications, Rates and Rating Plans.
          All information required below is subject to verification and change by audit.

                      TOTAL ESTIMATED STANDARD PREMIUM                                      11,573,949.00

                      WAIVER OF SUBROGATION.............................................:             .00
                      INCREASED LIMITS..................................................:      231,479.00
                      TOTAL PREMIUM SUBJECT TO MODIFICATIONS............................:   11,805,428.00
                      PREMIUM ADJ WITH EXP MOD -- See Schedule of Operations............:      538,470.00
                      PREMIUM MODIFIED TO REFLECT SCHEDULE RATING OF (.77)..............:    2,839,097.00-
                      DEDUCTIBLE PREMIUM................................................:             .00
                      ADM/FELA OR USL&H MINIMUM.........................................:             .00
                      PREMIUM DISCOUNT, IF APPLICABLE (10.90)...........................:    1,036,023,00-
                      EXPENSE CONSTANT CHARGE...........................................:          150.00
                                                                                                      .00
                      TOTAL ESTIMATED ANNUAL PREMIUM                         8,468,923.00

          MINIMUM PREMIUM          250.00
          DEPOSIT PREMIUM    1,270,339.00
                                                  Countersigned by /s/ Illegible
                                                                    ------------------------------------

          Issue Date: 1-26-2000
--------------------------------------------------------------------------------------------------------------------------
The Texas Workers' Compensation Insurance Fund is required by law to provide its policyholders with certain accident prevention services as required by Texas Labor Code Section 411.066 at no additional charge. If you would like more information call 1-800-859-5995 or (512) 322-3800. If you have any questions about this requirement, call the Division of
Workers' Health and Safety, Workers' Compensation Commission at 1-800-462-9695.
--------------------------------------------------------------------------------------------------------------------------
WC000001 (ED. 01-94)

                                IMPORTANT NOTICE

TO OBTAIN INFORMATION OR MAKE A COMPLAINT:

You may contact your agent.

You may call the Texas Workers' Compensation Insurance Fund's toll-free telephone number for information or to make a complaint at:

     1-800-859-5995

You may write the Texas Workers' Compensation Insurance Fund at:

     221 West 6th Street
     Suite 300
     Attn: Information Services Center
     Austin, TX 78701
     FAX# 1-800-359-0650

You may contact the Texas Department of Insurance to obtain information on companies, coverages, rights or complaints at:

     1-800-252-3439

You may write the Texas Department of Insurance at:

     P.O. Box 149104
     Austin, TX 78714-9104
     FAX# (512) 475-1771

PREMIUM OR CLAIM DISPUTES:
Should you have a dispute concerning your premium or about a claim you should contact the agent or the company first. If the dispute is not resolved, you may contact the Texas Department of Insurance.

ATTACH THIS NOTICE TO YOUR POLICY:
This notice is for information only and does not become a part or condition of the attached document.

                                AVISO IMPORTANTE

Para obtener informacion o parra someter una queja:

Puede comunicarse con su agente.

Usted puede llamar al numero de telefono gratis del Texas Workers' Compensation Insurance Fund para informacion o para someter una queja al:

     1-800-859-5995

Puede escribir al Texas Workers' Compensation Insurance Fund a:

     221 west 6th Street
     Suite 300
     Attn: Information Services Center
     Austin, TX 78701
     FAX # 1-800-359-0650

Puede comunicarse con el Departamento de Seguros de Texas para obtener informacion acerca de companias, derechos o quejas al:

     1-800-252-3439

Peude escribir al Departamento de Seguros de Texas a:

     P.O. Box 149104
     Austin, TX 78714-9104
     FAX# (512) 475-1771

DISPUTAS SOBRE PRIMAS O RECLAMOS:
Si tiene una disputa concerniente a su prima o a un reclamo, debe comunicarse con el agente o la compania primero. Si no se resuelve la disputa, puede entonces comunicarse con el departamento (TDI).

UNA ESTE AVISO A SU POLIZA:

Este aviso es solo para proposito de informacion y no se convierte en parte o condicion del documento adjunto.

[LOGO]  TEXAS WORKERS'
        COMPENSATION                                   WORKERS' COMPENSATION AND
        -------------                       EMPLOYERS LIABILITY INSURANCE POLICY
        INSURANCE
        FUND        [X]                                    INSURED NAME EXTENDED
--------------------------------------------------------------------------------
PAGE 2                   EXTENSION OF INFORMATION PAGE

                                                  POLICY NUMBER
                                                  TSF-0001093150 20000101
                                                  ISSUE DATE
                                                  1-26-2000

               ITEM 1     **INSURED NAME EXTENDED**

STAFF LEASING OF TEXAS, LP;
STAFF LEASING OF TEXAS II, LP;
STAFF LEASING, LP;
STAFF LEASING IV, LP





  This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below. (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement effective on                       at 12:01 A.M. standard time,
                                                    forms a part of

Policy No. TSF-0001093160 20000101 of the Texas Workers' Compensation Insurance
                                                  Fund

Issued to STAFF LEASING OF TEXAS, LP

Premium $                                              Endorsement No.

                                                        /s/ Illegible
                                                 ---------------------------
                                                  Authorized Representative
WC000001 (ED. 1-94)

                                 INSURED'S COPY         TXAMADOR  1-26-2000

[LOGO]  TEXAS WORKERS'
        COMPENSATION      TEXAS WORKERS' COMPENSATION AND
        -------------        EMPLOYERS LIABILITY POLICY
        INSURANCE
        FUND        [X]                                               TWCIF-1997
--------------------------------------------------------------------------------
THE NAMED INSURED RATIFIES AND ACCEPTS THE TERMS AND CONDITIONS OF THE POLICY TO WHICH THIS ENDORSEMENT IS ATTACHED AS WELL AS THE TERMS LISTED BELOW.

1. Policies that are on an interim reporting basis may not be financed. The Fund may cancel coverage if it determines that interim reports have been financed in violation of this prohibition.

2. The named insured certifies that the payroll established by classification codes in the application for coverage is a true and reasonable estimate for the period of coverage requested and will promptly report any material change in payroll exposures to the Fund. The Fund may adjust premium for the policy upon receipt of such information.

3. The named insured and its affiliates permit the Fund access to all of their employment information and records filed with the Texas Workforce Commission, and hereby waive the confidentiality of such information and records.

4. All obligations of the named insured are performable in Travis County, Texas and said county will be the legal venue for any suit arising from this contract. Maintenance of an action in Travis County, Texas does not work an injustice to the named insured and is in the interest of the parties, and transfer of the action would work an injustice to the parties. Any suits must be filed in Travis County, Texas.

5. If the insured defaults on payment of any premiums due under any policy issued, then all premiums due and unpaid shall become due and payable at the offices of the Fund in Austin, Travis County, Texas.

6. All information supplied to the Fund by the named insured or its agent in the application for insurance or otherwise is true and complete; nothing material regarding its operations has been omitted; and the named insured intended the Fund to rely on such information in issuing this policy. The named insured assumed the duty of full disclosure of such information and that the Fund has no duty to inquire further regarding such information. The named insured is not violating any provision of Texas Workers' Compensation Act and is not subcontracting any work to a subcontractor with the intent to avoid liability an employer.

7. The named insured will not cause any certificate of insurance to be issued for the purpose of satisfying the workers' compensation insurance requirements of any third party, including any governmental entity, unless the remuneration paid to the individual workers performing such work is disclosed to the Fund and included in the premium calculation of the named insured. If the named insured causes a certificate of insurance to be issued for the purpose of allowing the employees of a person other than the named insured to perform work at any job site where workers' compensation required, and such workers are not covered by workers' compensation insurance, such action by the named insured is a material breach of this insurance policy and constitutes fraud upon the Fund.

8. The named insured has appointed the agent whose name appears on the application as its agent in fact and agrees that any representations made on its behalf by that agent are the representations of the named issured.

9. Acceptance of this policy with all endorsements and lender of the deposit premium constitute the insured's agreement with all of the terms and conditions thereof, and the insured's acknowledgement of the obligation to pay all premiums due for this policy.

  This endorsement changes the policy in which it is attached effective on the inception date of the policy unless a different date is indicated below. (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement effective on                       at 12:01 A.M. standard time,
                                                    forms a part of

Policy No.-TSF-0001093150 20000101 of the Texas Workers' Compensation Insurance
                                           Fund

Issued to STAFF LEASING OF TEXAS, LP

Premium $                                              Endorsement No.

                                                        /s/ Illegible
                                                 ---------------------------
                                                  Authorized Representative
TWCIF (ED. 01/22/98)

                                 INSURED'S COPY         TXAMADOR  1-26-2000

[LOGO]  TEXAS WORKERS
        COMPENSATION      TEXAS WORKERS' COMPENSATION AND
        -------------        EMPLOYERS LIABILITY POLICY
        INSURANCE
        FUND       [X]                                             WC 00 00 00 A
--------------------------------------------------------------------------------

In return to the payment of the premium and subject to all terms of this policy, we agree with you as follows:

                                GENERAL SECTION

A.   THE POLICY

     This policy includes at its effective date the information Page and all endorsements and schedules listed there. It is a contract of insurance between you (the employer named in Item 1 of the information Page) and us (the insurer named on the information Page). The only agreements relating to this insurance are stated in this policy. The terms of this policy may not be changed or waived except by endorsement issued by us to be part of this policy.

B.   WHO IS INSURED

     You are insured if you are an employer named in item 1 of the information Page. If that employer is a partnership, and if you are one of its partners, you are insured, but only in your capacity as an employer of the partnership's employees.

C.   WORKERS COMPENSATION LAW

     Workers Compensation Law means the workers or workmen's compensation law and occupational disease law of each state or territory named in Item 3.A. of the information Page. It includes any amendments to that law which are in effect during the policy period. It does not include any federal workers or workmen's compensation law, any federal occupational disease law or the provisions of any law that provide nonoccupational disability benefits.

D.   STATE

     State means any state of the United States of America, and the District of Columbia.

E.   LOCATIONS

     This policy covers all of your workplaces listed in Items 1 or 4 of the information Page; and it covers all other workplaces in Item 3.A. states unless you have other insurance or are self-insured for such workplaces.

                   PART ONE - WORKERS COMPENSATION INSURANCE

A.   HOW THIS INSURANCE APPLIES

     This workers compensation insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

     1.   Bodily injury by accident must occur during the policy period.

     2. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

B.   WE WILL PAY

     We will pay promptly when due the benefits required of you by the workers compensation law.

C.   WE WILL DEFEND

     We have the right and duty to defend at our expense any claim, proceeding or suit against you for benefits payable by this insurance. We have the right to investigate and settle these claims, proceedings or suits.

     We have no duty to defend a claim, proceeding or suite that is not covered by this insurance.

D.   WE WILL ALSO PAY

     We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim, proceeding or suit we defend:

     1.   reasonable expenses incurred at our request, but not loss of earnings;

     2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the amount payable under this insurance;

     3.   litigation costs taxed against you;

     4. interest on a judgment as required by law until we offer the amount due under this insurance; and

     5.   expenses we incur.

E.   OTHER INSURANCE

     We will not pay more than our share of benefits and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that may apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance will be equal until the loss is paid.

WC000000A (ED. 11/04/95)             1 of 5

F.   PAYMENTS YOU MUST MAKE

     You are responsible for any payments in excess of the benefits regularly provided by the workers compensation law including those required because:

     1.   of your serious and willful misconduct;

     2.   you knowingly employ an employee in violation of law;

     3.   you fail to comply with a health or safety law or regulation; or

     4. you discharge, coerce or otherwise discriminate against any employee in violation of the workers compensation law.

     If we make any payments in excess of the benefits regularly provided by the workers compensation law on your behalf, you will reimburse us promptly.

G.   RECOVERY FROM OTHERS

     We have your rights, and the rights of persons entitled to the benefits of this insurance, to recover our payments from anyone liable for the injury. You will do everything necessary to protect those rights for us and to help us enforce them.

H.   STATUTORY PROVISIONS

     These statements apply where they are required by law.

     1. As between an injured worker and us, we have notice of the injury when you have notice.

     2. Your default or the bankruptcy or insolvency of you or your estate will not relieve us of our duties under this insurance after an injury occurs.

     3. We are directly and primarily liable to any person entitled to the benefits payable by this insurance. Those persons may enforce our duties; so may an agency authorized by law. Enforcement may be against us or against you and us.

     4. Jurisdiction over you is jurisdiction over us for purposes of the workers compensation law. We are bound by decisions against you under that law, subject to the provisions of this policy that are not in conflict with that law.

     5. This insurance conforms to the parts of the workers compensation law that apply to:

          a.   benefits payable by this insurance;

          b. special taxes, payments into security or other special funds, and assessments payable by us under that law.

     6. Terms of this insurance that conflict with the worker's compensation law are changed by this statement to conform to that law.

     Nothing in these paragraphs relieves you of your duties under this policy.

                    PART TWO - EMPLOYERS LIABILITY INSURANCE

A.   HOW THIS INSURANCE APPLIES

     This employers liability insurance applies to bodily injury by accident or bodily injury by disease. Bodily injury includes resulting death.

     1. The bodily injury must arise out of and in the course of the injured employee's employment by you.

     2. The employment must be necessary or incidental to your work in a state or territory listed in Item 3.A. of the Information Page.

     3.   Bodily injury by accident must occur during the policy period.

     4. Bodily injury by disease must be caused or aggravated by the conditions of your employment. The employee's last day of last exposure to the conditions causing or aggravating such bodily injury by disease must occur during the policy period.

     5. If you are sued, the original suit and any related legal actions for damages for bodily injury by accident or by disease must be brought in the United States of America, its territories or possessions, or Canada.

B.   WE WILL PAY

     We will pay all sums you legally must pay as damages because of bodily injury to your employees, provided the bodily injury is covered by this employers liability insurance.

     The damages we will pay, where recovery is permitted by law, include damages:

     1. for which you are liable to a third party by reason of a claim or suit against you by that third party to recover the damages claimed against such third party as a result of injury to your employee;

     2.   for care and loss of services; and

     3. for consequential bodily injury to a spouse, child, parent, brother or sister of the injured employee;

     provided that these damages are the direct consequence of bodily injury that arises out of and in the course of the injured employee's employment by you; and

     4. because of bodily injury to your employee that arises out of and in the course of employment, claimed against you in a capacity other than as employer.

WC000000A (ED. 11/04/95)           2 of 5

C.   EXCLUSIONS

     This insurance does not cover:

     1. liability assumed under a contract. This exclusion does not apply to a warranty that your work will be done in a workmanlike manner;

     2. punitive or exemplary damages because of bodily injury to an employee employed in violation of law;

     3. bodily injury to an employee while employed in violation of law with your actual knowledge or the actual knowledge of any of your executive officers;

     4. any obligation imposed by a workers compensation, occupational disease, unemployment compensation, or disability benefits law, or any similar law;

     5.   bodily injury intentionally caused or aggravated by you;

     6. bodily injury occurring outside the United States of America, its territories or possessions, and Canada. This exclusion does not apply to bodily injury to a citizen or resident of the United States of America or Canada who is temporarily outside these countries;

     7. damages arising out of coercion, criticism, demotion, evaluation, reassignment, discipline, defamation, harassment, humiliation, discrimination against or termination of any employee, or any personnel practices, policies, acts or omissions;

     8. bodily injury to any person in work subject to the Longshore and Harbor Workers' Compensation Act (33 USC Sections 901-950), the Nonappropriated Fund Instrumentalities Act (5 USC Sections 8171-8173), the Outer Continental Shelf Lands Act (43 USC Sections 1331-1356), the Defense Base Act (42 USC Sections 1651-1654), the Federal Coal Mine Health and Safety Act of 1969 (30 USC Sections 901-942), any other federal workers or workmen's compensation law or other federal occupational disease law, or any amendments to these laws;

     9. bodily injury to any person in work subject to the Federal Employers' Liability Act (45 USC Sections 51-60), any other federal laws obligating an employer to pay damages to an employee due to bodily injury arising out of or in the course of employment, or any amendments to those laws;

     10.  bodily injury to a master or member or the crew of any vessel;

     11.  fines or penalties imposed for violation of federal or state law; and

     12. damages payable under the Migrant and Seasonal Agricultural Worker Protection Act (29 USC Sections 1801-1872) and under any other federal law awarding damages for violation of those laws or regulations issued thereunder, and any amendments to those laws.

D.   WE WILL DEFEND

     We have the right and duty to defend, at our expense, any claim, proceeding or suit against you for damages payable by this insurance. We have the right to investigate and settle these claims, proceedings and suits.

     We have no duty to defend a claim, proceeding or suit that is not covered by this insurance. We have no duty to defend or continue defending after we have paid our applicable limit of liability under this insurance.

E.   WE WILL ALSO PAY

     We will also pay these costs, in addition to other amounts payable under this insurance, as part of any claim, proceeding, or suit we defend:

     1.   reasonable expenses incurred at our request, but not loss of earnings;

     2. premiums for bonds to release attachments and for appeal bonds in bond amounts up to the limit of our liability under this insurance;

     3.   litigation costs taxed against you;

     4. interest on a judgment as required by law until we offer the amount due under this insurance; and

     5.   expenses we incur.

F.   OTHER INSURANCE

     We will not pay more than our share of damages and costs covered by this insurance and other insurance or self-insurance. Subject to any limits of liability that apply, all shares will be equal until the loss is paid. If any insurance or self-insurance is exhausted, the shares of all remaining insurance and self-insurance will be equal until the loss is paid.

G.   LIMITS OF LIABILITY

     Our liability to pay for damages is limited. Our limits of liability are shown in Item 3.B. of the Information Page. They apply as explained below.

     1. Bodily Injury by Accident. The limit shown for "bodily injury by accident each accident" is the most we will pay for all damages covered by this insurance because of bodily injury to one or more employees in any one accident.

          A disease is not bodily injury by accident unless it results directly from bodily injury by accident.

     2. Bodily Injury by Disease. The limit shown for "bodily injury by disease policy limit" is the most we will pay for all damages covered by this insurance and arising out of bodily injury by disease, regardless of the number of employees who sustain bodily injury by disease. The limit shown for "bodily injury by disease each employee" is the most we will pay for all damages because of bodily injury by disease to any one employee.

          Bodily injury by disease does not include disease that results directly from a bodily injury by accident.

WC000000A (ED. 11/04/95)            3 of 5

     3. We will not pay any claims for damages after we have paid the applicable limit of our liability under this insurance.

     RECOVERY FROM OTHERS

     We have your rights to recover our payment from anyone liable for an injury covered by this insurance. You will do everything necessary to protect those rights for us and to help us enforce them.

I.   ACTIONS AGAINST US

     There will be no right of action against us under this insurance unless:

     1.   You have complied with all the terms of this policy; and

     2. The amount you owe has been determined with our consent or by actual trial and final judgment.

     This insurance does not give anyone the right to add us as a defendant in an action against you to determine your liability.

     The bankruptcy or insolvency of you or your estate will not relieve us of our obligations under this Part.

                      PART THREE - OTHER STATES INSURANCE

A.   HOW THIS INSURANCE APPLIES

     1. This other states insurance applies only if one or more states are shown in Item 3.C. of the Information Page.

     2. If you begin work in any one of those states after the effective date of this policy and are not insured or are not self-insured for such work, all provisions of the policy will apply as though that state were listed in Item 3.A. of the Information Page.

     3. We will reimburse you for the benefits required by the workers compensation law of that state if we are not permitted to pay the benefits directly to persons entitled to them.

     4. If you have work on the effective date of this policy in any state not listed in Item 3.A. of the Information Page, coverage will not be afforded for that state unless we are notified within thirty days.

B.   NOTICE

     Tell us at once if you begin work in any state listed in Item 3.C. of the Information Page.

                    PART FOUR - YOUR DUTIES IF INJURY OCCURS

     Tell us at once if injury occurs that may be covered by this policy. Your other duties are listed here.

     1. Provide for immediate medical and other services required by the workers compensation law.

     2. Give us or our agent the names and addresses of the injured persons and of witnesses, and other information we may need.

     3. Promptly give us all notices, demands and legal papers related to the injury, claim, proceeding or suit.

     4. Cooperate with us and assist us, as we may request, in the investigation, settlement or defense of any claim, proceeding or suit.

     5. Do nothing after an injury occurs that would interfere with our right to recover from others.

     6. Do not voluntarily make payments, assume obligations or incur expenses, except at your own cost.

                              PART FIVE - PREMIUM

A.   OUR MANUALS

     All premium for this policy will be determined by our manuals of rules, rates, rating plans and classifications. We may change our manuals and apply the changes to this policy if authorized by law or a governmental agency regulating this insurance.

B.   CLASSIFICATIONS

     Item 4 of the Information Page shows the rate and premium basis for certain business or work classifications. These classifications were assigned based on an estimate of the exposures you would have during the policy period. If your actual exposures are not properly described by those classifications, we will assign proper classifications, rates and premium basis by endorsement to this policy.

C.   REMUNERATION

     Premium for each work classification is determined by multiplying a rate times a premium basis. Remuneration is the most common premium basis. This premium basis includes payroll and all other remuneration paid or payable during the policy period for the services of:

     1. all your officers and employees engaged in work covered by this policy; and

     2. all other persons engaged in work that could make us liable under Part One (Workers Compensation Insurance) of this policy. If you do not have payroll records for these persons, the contract price for their services and materials may be used as the premium basis. This paragraph 2 will not apply if you give us proof that the employers of these persons lawfully secured their workers compensation obligations.

WC000000A (ED. 11/04/95)            4 of 5

D.   Premium Payments

     You will pay all premium when due. You will pay the premium even if part or all of a workers compensation law is not valid.

E.   Final Premium

     The premium shown on the Information Page, schedules, and endorsements is an estimate. The final premium will be determined after this policy ends by using the actual, not the estimated, premium basis and the proper classifications and rates that lawfully apply to the business and work covered by this policy. If the final premium is more than the premium you paid to us, you must pay the balance. If it is less, we will refund the balance to you. The final premium will not be less than the highest minimum premium for the classifications covered by this policy.

     If this policy is canceled, final premium will be determined in the following way unless our manuals provide otherwise:

     1. If we cancel, final premium will be calculated pro rata based on the time this policy was in force. Final premium will not be less than the pro rata share of the minimum premium.

     2. If you cancel, final premium will be more than pro rata; it will be based on the time this policy was in force, and increased by our short rate cancelation table and procedure. Final premium will not be less than the minimum premium.

F.   Records

     You will keep records of information needed to compute premium. You will provide us with copies of those records when we ask for them.

G.   Audit

     You will let us examine and audit all your records that relate to this policy. These records include ledgers, journals, registers, vouchers, contracts, tax reports, payroll and disbursement records, and programs for storing and retrieving data. We may conduct the audits during regular business hours during the policy period and within three years after the policy period ends. Information developed by audit will be used to determine final premium. Insurance rate service organizations have the same rights we have under this provision.

                             PART SIX - CONDITIONS

A.   Inspection

     We have the right, but are not obliged to inspect your workplaces at any time. Our inspections are not safety inspections. They relate only to the insurability of the workplaces and the premiums to be charged. We may give you reports on the conditions we find. We may also recommend changes. While they may help reduce losses, we do not undertake to perform the duty of any person to provide for the health or safety of your employees or the public. We do not warrant that your workplaces are safe or healthful or that they comply with laws, regulations, codes or standards. Insurance rate service organizations have the same rights we have under this provision.

B.   Long Term Policy

     If the policy period is longer than one year and sixteen days, all provisions of this policy will apply as though a new policy were issued on each annual anniversary that this policy is in force.

C.   Transfer of Your Rights and Duties

     Your rights or duties under this policy may not be transferred without our written consent.

     If you die and we receive notice within thirty days after your death, we will cover your legal representative as insured.

D.   Cancelation

     1. You may cancel this policy. You must mail or deliver advance notice to us stating when the cancelation is to take effect.

     2. We may cancel this policy. We must mail or deliver to you not less than ten days advance written notice stating when the cancelation is to take effect. Mailing that notice to you at your mailing address shown in Item 1 of the Information Page will be sufficient to prove notice.

     3. The policy period will end on the day and hour stated in the cancelation notice.

     4. Any of these provisions that conflicts with a law that controls the the cancelation of the insurance in this policy is changed by this statement to comply with the law.

E.   Sole Representative

     The insured first named in Item 1 of the Information Page will act on behalf of all insureds to change this policy, receive return premium, and give or receive notice of cancellation.

                                     5 of 5

                                 INSURED'S COPY


WC000000A (ED. 11/04/95)

[LOGO]  TEXAS WORKERS'
        COMPENSATION                                   WORKERS' COMPENSATION AND
        -------------                       EMPLOYERS LIABILITY INSURANCE POLICY
        INSURANCE
        FUND     [X]

                                                                   WC 00 03 01
--------------------------------------------------------------------------------

                         ALTERNATE EMPLOYER ENDORSEMENT

This endorsement applies only with respect to bodily injury to your employees while in the course of special or temporary employment by the alternate employer in the state named in the Schedule. Part One (Workers Compensation Insurance) and Part Two (Employers Liability Insurance) will apply as though the alternate employer is insured.

Under Part One (Workers Compensation Insurance) we will reimburse the alternate employer for the benefits required by the workers compensation law if we are not permitted to pay the benefits directly to the persons entitled to them.

The insurance afforded by this endorsement is not intended to satisfy the alternate employer's duty to secure its obligations under the workers compensation law. We will not file evidence of this Insurance on behalf of the alternate employer with any government agency.

We will not ask any other insurer of the alternate employer to share with us a loss covered by this endorsement.

Premium will be charged for your employees while in the course of special or temporary employment by the alternate employer.

The policy may be canceled according to its terms without sending notice to the alternate employer.

Part Four (Your Duties If Injury Occurs) applies to you and the alternate employer. The alternate employer will recognize our right to defend under Parts One and Two and our right to inspect under Part Six.

                                    Schedule

                                                            State of Special or
Alternate Employer                 Address                  Temporary Employment
------------------                 -------                  --------------------

ALL OR ANY                                                         TEXAS



  This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

 (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on                    at 12:01 A.M. standard time,
forms a part of

Policy No.     TSF-0001093150 20000101 of the Texas Workers' Compensation
               Insurance Fund

Issued to      STAFF LEASING OF TEXAS, LP

Premium $                                       Endorsement No.

                                                /s/ (Signature Illegible)
                                                ------------------------------
                                                  Authorized Representative


                                 INSURED'S COPY        TXAMADOR  1-26-2000

WC000501 (ED. 1-94)

[LOGO]  TEXAS WORKERS'
        COMPENSATION                                   WORKERS' COMPENSATION AND
        -------------                       EMPLOYERS LIABILITY INSURANCE POLICY
        INSURANCE
        FUND    [X]

                                                                   WC 00 04 06
--------------------------------------------------------------------------------

                          PREMIUM DISCOUNT ENDORSEMENT

The premium for this policy and the policies, if any, listed in Item 3 of the Schedule may be eligible for a discount. This endorsement shows your estimated discount in Item 1 or 2 of the Schedule. The final calculation of premium discount will be determined by our manuals and your premium basis as determined by audit. Premium subject to retrospective rating is not subject to premium discount.

                                    Schedule

                           Estimated Eligible Premium
                           --------------------------

                               First           Next           Next      Balance
1.   State                    $5,000         $95,000        $400,000
     TEXAS                    0.00           8.40           10.60        11.00


2.   Average percentage discount        10.90
                                        -----

3.   Other Policies:



4. If there are no entries in Items 1, 2, and 3 of the Schedule see the Premium Discount Endorsement attached to your policy number:

  This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

 (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on                    at 12:01 A.M. standard time,
forms a part of

Policy No.     TSF-0001093160 20000101 of the Texas Workers' Compensation
               Insurance Fund

Issued to      STAFF LEASING OF TEXAS, LP

Premium $                                       Endorsement No.

                                                /s/ (Signature Illegible)
                                                ------------------------------
                                                  Authorized Representative


                                 INSURED'S COPY        TXAMADOR  1-26-2000



NC000408 (ED. 1-94)

[LOGO]  TEXAS WORKERS'
        COMPENSATION                             TEXAS WORKERS' COMPENSATION AND
        -------------                                 EMPLOYERS LIABILITY POLICY
        INSURANCE
        FUND       [X]

                                                                   WC 42 03 01 F
--------------------------------------------------------------------------------

                          TEXAS AMENDATORY ENDORSEMENT

This endorsement applies only to the insurance provided by the policy because Texas is shown in Item 3.A. of the Information Page.

                                GENERAL SECTION

B.   Who is Insured is amended to read:

     You are insured if you are an employer named in Item 1 of the Information Page. If that employer is a partnership or joint venture, and if you are one of its partners or members, you are insured, but only in your capacity as an employer of the partnership's or joint venture's employees.

D.   State is amended to read:

     State means any state or territory of the United States of America, and the District of Columbia.

                   PART ONE - WORKERS' COMPENSATION INSURANCE

E.   Other insurance is amended by adding this sentence:

     This section only applies if you have other insurance or are self-insured for the same loss.

F.   Payments You Must Make

     This section is amended by deleting the words "workers' compensation" from number 4.

H.   Statutory Provisions

     This section is amended by deleting the words "after an injury occurs" from number 2.

                    PART TWO - EMPLOYERS LIABILITY INSURANCE

C.   Exclusions

     Sections 2 and 3 are amended to add:

     This exclusion does not apply unless the violation of law caused or contributed to the bodily injury.

     Section 6 is amended to read:

     6. Bodily injury occurring outside the United States of America, its territories or possessions, and Canada. This exclusion does not apply to bodily injury to a citizen or resident of the United States of America, Mexico or Canada who is temporarily outside these countries.

D.   We Will Defend

     This section is amended by deleting the last sentence.

WC420301F (1-01-2000)

                   PART FOUR - YOUR DUTIES IF INJURY OCCURS

     Number 6 of this part is amended to read:

     6. Texas law allows you to make weekly payments to an injured employee in certain instances. Unless authorized by law, do not voluntarily make payments, assume obligations or incur expenses, except at your own cost.

                               PART FIVE - PREMIUM

A.   Our Manuals are amended by adding the sentence:

     In this part, "our manuals" means manuals approved or prescribed by the State Board of Insurance.

C.   Renumeration

     Number 2 is amended to read:

     2. All other persons engaged in work that would make us liable under Part One (Workers' Compensation Insurance) of this policy. This paragraph 2 will not apply if you give us proof that the employers of these persons lawfully secured workers' compensation insurance.

E.   Final Premium

     Number 2 is amended to read:

     2. If you cancel, final premium will be calculated pro rata based on the time this policy was in force. Final premium will not be less than the pro rata share of the minimum premium.

                              PART SIX - CONDITIONS

A.   Inspection is amended by adding this sentence:

     Your failure to comply with the safety recommendations made as a result of an inspection may cause the policy to be cancelled by us.

C.   Transfer of Your Right and Duties is amended to read:

     Your rights and duties under this policy may not be transferred without our written consent. If you die, coverage will be provided for your surviving spouse or your legal representative. This applies only with respect to their acting in the capacity as an employer and only for the workplaces listed in Items 1 and 4 on the Information Page.

D.   Cancellation is amended to read:

     1. You may cancel this policy. You must mail or deliver advance notice to us stating when the cancellation is to take effect.

     2. We may cancel this policy. We may also decline to renew it. We must give you written notice of cancellation or nonrenewal. That notice will be sent certified mail or delivered to you in person. A copy of the written notice will be sent to the Texas Workers' Compensation Commission.

     3. Notice of cancellation or nonrenewal must be sent to you not later than the 30th day before the date on which the cancellation or nonrenewal become effective, except that we may send the notice not later than the 10th day before the date on which the cancellation or nonrenewal becomes effective if we cancel or do not renew because of:

          a.   Fraud in obtaining coverage;

          b. Misrepresentation of the amount of payroll for purposes of premium calculation;

          c.   Failure to pay a premium when payment was due;

WC 420301F (1-01-2000)

          d. An increase in the hazard for which you seek coverage that results from an action or omission and that would produce an increase in the rate, including an increase because of failure to comply with reasonable recommendations for loss control or to comply within a reasonable period with recommendations designed to reduce a hazard that is under your control;

          e. A determination by the Commissioner of Insurance that the continuation of the policy would place us in violation of the law, or would be hazardous to the interests of subscribers, creditors, or the general public.

     4. If another insurance company notifies the Texas Workers' Compensation Commission that it is insuring you as an employer, such notice shall be a cancellation of this policy effective when the other policy starts.

     Part Seven has been added as follows:

               PART SEVEN - OUR DUTY TO YOU FOR CLAIM NOTIFICATION

A.   Claims Notification

     We are required to notify you of any claim that is filed against your policy. Thereafter we shall notify you of any proposal to settle a claim or, on receipt of a written request from you, of an administrative or judicial proceeding relating to the resolution of a claim, including a benefit review conference conducted by the Texas Workers' Compensation Commission. You may, in writing, elect to waive this notification requirement.

     We shall, on the written request from you, provide you with a list of claims charged against your policy, payments made and reserves established on each claim, and a statement explaining the effect of claims on your premium rates. We must furnish the requested information to you in writing no later than the 30th day after the date we receive your request. The information is considered to be provided on the date the information is received by the United States Postal Service or is personally delivered.


COMPLAINT NOTICE: SHOULD ANY DISPUTE ARISE ABOUT YOUR PREMIUM OR ABOUT A CLAIM THAT YOU HAVE FILED, CONTACT THE AGENT OR WRITE TO THE COMPANY THAT ISSUED THE POLICY. IF THE PROBLEM IS NOT RESOLVED, YOU MAY ALSO WRITE THE TEXAS DEPARTMENT OF INSURANCE, P.O. BOX 149091, AUSTIN, TEXAS 78714-9091, FAX # (512) 475-1771.
THIS NOTICE OF COMPLAINT PROCEDURE IS FOR INFORMATION ONLY AND DOES NOT BECOME A PART OR CONDITION OF THIS POLICY.




  This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

 (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on                    at 12:01 A.M. standard time,
forms a part of

Policy No.     TSF-0001093160 20000101 of the Texas Workers' Compensation
               Insurance Fund

Issued to      STAFF LEASING OF TEXAS, LP

Premium $                                         Endorsement No.

                                                  /s/ (Signature Illegible)
                                                  ------------------------------
                                                    Authorized Representative

                                 INSURED'S COPY        TXAMADOR  1-26-2000
WC 420301F (1-01-2000)

[LOGO]  TEXAS WORKERS'
        COMPENSATION                                   WORKERS' COMPENSATION AND
        -------------                       EMPLOYERS LIABILITY INSURANCE POLICY
        INSURANCE
        FUND

                                                                     WC 42 03 08
--------------------------------------------------------------------------------

              PARTNERS, OFFICERS AND OTHERS EXCLUSION ENDORSEMENT

The policy does not cover bodily injury to any person described in the Schedule.

The premium basis for the policy does not include the remuneration of such persons.

You will reimburse us for any payment we must make because of bodily injury to such persons

                                    Schedule

Officer(s)                    CHARLES CRAIG, CEO
                              RICHARD GOLDMNA, PRES
                              JOYCE LILLIS, SVP
                              JOHN PANNING, SVP
                              JOHN BIKKAK, SVP




  This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

 (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on                    at 12:01 A.M. standard time,
forms a part of

Policy No.     TSF-0001093160 20000101 of the Texas Workers' Compensation
               Insurance Fund

Issued to      STAFF LEASING OF TEXAS, LP

Premium $                                         Endorsement No.

                                                  /s/ (Signature Illegible)
                                                  ------------------------------
                                                    Authorized Representative


                                 INSURED'S COPY        TXAMADOR  1-26-2000

[LOGO]  TEXAS WORKERS
        COMPENSATION                                   WORKERS' COMPENSATION AND
        -------------                       EMPLOYERS LIABILITY INSURANCE POLICY
        INSURANCE
        FUND

                                                                   WC 42 04 06 B
--------------------------------------------------------------------------------

               TEXAS EMPLOYEE PROVIDER/CLIENT COMPANY ENDORSEMENT

This endorsement is to be used for each client company of an employee provider firm as those terms are defined in Part E of Rule IX of the Texas Basic Manual of Rules, Classifications and Experience Rating Plan for Workers' Compensation and Employers' Liability Insurance. This endorsement shall be notarized and sworn to as true and correct by the owner, partner, officer or any other representative authorize to bind the client company.

The purposes of this endorsement are to curtail abuses to the workers' compensation insurance rating system of the State of Texas perpetrated by employee leasing arrangements; to prevent employee provider firms from assisting employers in evading proper premium and other charges for workers' compensation insurance through employee leasing arrangements; to ensure that incurred experience is used in ratings; to ensure that premium is paid commensurate with exposure and anticipated claims experience.

This endorsement does not purport to make any determination that an employee provider firm is or is not the employer of a leased worker for any purposes whatsoever, nor does the Texas Department of Insurance in approving this endorsement make any such determination. This endorsement is of no significance in regard to the employer/employee relationship under Texas law or with regard to determinations about the payment of benefits to injured workers. The purpose of this endorsement is limited to those purposes stated above.

Terms not otherwise defined here are defined in Part E of Rule IX of the Texas Basic Manual of Rules, Classifications and Experience Rating Plan for Workers' Compensation and EMployers' Liability Insurance. Attach continuation pages where space provided is inadequate for answers.

I, __________________________________    ________________________________am the

_____________________________________ of _______________________________________
        Officer or Title                          Full Company Name

The "Company"), and am authorized to legally bind the Company. I hereby swear upon penalty of perjury that the following information and statements are true and accurate and may be relied on by the insurer issuing this endorsement:

1.   Name, address and telephone number of Company:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

2.   Owner(s) of Company and percentage of ownership:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

                                     1 of 3

3. Officers, managers, and affiliates of persons authorized to bind Company, along with their titles and respective Social Security numbers:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

4.   Date of contract with employee provider firm: _____________________________

5. For the preceding five (5) years, any other name(s) or assumed name(s) under which the Company has done business or operated and each mailing address it has used and a copy of the Company's most recent Form 941 or its equivalent filed with the Internal Revenue Service by the Company:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

6. Company's experience modifier most recently issued by the Department before the Company entered into any employee leasing agreement:

     ___________________________________________________________________________


7.   Classifications and payroll of leased workers:

     ___________________________________     $__________________________________
     ___________________________________     $__________________________________
     ___________________________________     $__________________________________
     ___________________________________     $__________________________________
     ___________________________________     $__________________________________
     ___________________________________     $__________________________________

8. The policy number and carrier for each workers' compensation policy issued to the Company under each and every name under which the Company has done business in the preceding five (5) years are:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

9. The names of every other employee provider firm from which the Company has ever leased workers (and the effective dates for each such contract) are:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

10. If coverage is with the Fund: the Company and each officer, director and affiliate of and any entity with an ownership interest in the Company is in good faith eligible to receive workers' compensation insurance, or, if coverage is with the voluntary market: the Company, its officers, directors and affiliates and any entity with an ownership interest in the Company do not owe any workers' compensation premium to any current or prior insurer.

                                     2 of 3

11. The Company acknowledges that the Insurer has the same rights of audit that the Insurer has with regard to the employee provider firm with which the Company has an employee leasing arrangement; and further understands that the insurer may make any adjustments in premium calculations as a result of such audits.

12. The Company acknowledges that premiums will be calculated based on the methods described in Paragraph 3 of Part E of Rule IX of the Texas
     Basic Manual of Rules, Classifications and Experience Rating Plan for Workers' Compensation and Employers' Liability Insurance. The Company will abide by any rules and regulations of the Texas Workers' Compensation Commission, and the Department that are now or may become in the future applicable to it or to employee provider firms.


NOTICE: Before executing this form, you may wish to review Section 32.54 of the Texas Penal Code entitled, "Penalty for Fraudulently Obtaining Workers' Compensation Insurance Coverage."

____________________________________      ______________________________________
      Name of Client Company              Signature of Authorized Representative
                                                    of Client Company

Sworn and Subscribed to before me this ________ day of _______________, 199____.

                                          ______________________________________
                                          Notary Public

                                          My Commission Expires: _______________



                                     3 of 3

  This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

 (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on                    at 12:01 A.M. standard time,
forms a part of

Policy No.     TSF-001093160 20000101 of the Texas Workers' Compensation
               Insurance Fund

Issued to      STAFF LEASING OF TEXAS, LP

Premium $                                         Endorsement No.

                                                  /s/ (Signature Illegible)
                                                  ------------------------------
                                                    Authorized Representative


                                 INSURED'S COPY        TXAMADOR  1-26-2000

[LOGO]  TEXAS WORKERS
        COMPENSATION                                   WORKERS' COMPENSATION AND
        -------------                       EMPLOYERS LIABILITY INSURANCE POLICY
        INSURANCE
        FUND

                                                                     WC 42 06 01
--------------------------------------------------------------------------------

                   TEXAS NOTICE OF MATERIAL CHANGE ENDORSEMENT

The endorsement applies only to the insurance provided by the policy because Texas is shown in Item 3.A. of the Information Page.

In the event of cancellation or other material change of the policy, we will advance notice to the person or organization named in the Schedule. The number of days advance notice is shown in the Schedule.

This endorsement shall not operate directly or indirectly to benefit anyone not named in the Schedule.


                                    Schedule

1. Number of days advance notice:       30

2. Notice will be mailed to:
                                        ALL CERTIFICATE HOLDERS
                                        TX



  This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

 (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on                    at 12:01 A.M. standard time,
forms a part of

Policy No.     TSF-001093160 20000101 of the Texas Workers' Compensation
               Insurance Fund

Issued to      STAFF LEASING OF TEXAS, LP

Premium $                                         Endorsement No.

                                                  /s/ (Signature Illegible)
                                                  ------------------------------
                                                    Authorized Representative


                                 INSURED'S COPY        TXAMADOR  1-26-2000

[LOGO]  TEXAS WORKERS
        COMPENSATION                                   WORKERS' COMPENSATION AND
        -------------                       EMPLOYERS LIABILITY INSURANCE POLICY
        INSURANCE
        FUND

                                                                     WC 99 03 01
--------------------------------------------------------------------------------

                           GENERAL CHANGE ENDORSEMENT

The policy to which this endorsement is attached is amended as shown below:

     THE .72 (420037806) EXPERIENCE MODIFIER IS AMENDED TO 1.09
     (917648190) FOR LOCATION #00513.



  This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

 (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on                    at 12:01 A.M. standard time,
forms a part of

Policy No.     TSF-001093160 20000101 of the Texas Workers' Compensation
               Insurance Fund

Issued to      STAFF LEASING OF TEXAS, LP

Premium $                                         Endorsement No.

                                                  /s/ (Signature Illegible)
                                                  ------------------------------
                                                    Authorized Representative


                                 INSURED'S COPY        TXAMADOR  1-26-2000

[LOGO]  TEXAS WORKERS
        COMPENSATION                                   WORKERS' COMPENSATION AND
        -------------                       EMPLOYERS LIABILITY INSURANCE POLICY
        INSURANCE
        FUND

                                                                     WC 99 03 01
--------------------------------------------------------------------------------

                           GENERAL CHANGE ENDORSEMENT

The policy to which this endorsement is attached is amended as shown below:

     THE 1.09 EXPERIENCE MODIFIER IS ADDED TO LOCATION #00583
     BROWNIE'S CARD & GIFT SHOPS.

     This endorsement reflects a net annual premium change of........        419.00
     Below is the policy summary as amended with this endorsement

     TOTAL ESTIMATED STANDARD PREMIUM................................ 11,573,949.00

     WAIVER OF SUBROGATION...........................................           .00
     INCREASED LIMITS................................................    231,479.00
     TOTAL PREMIUM SUBJECT TO MODIFICATIONS.......................... 11,805,428.00
     PREMIUM ADJ WITH EXP MOD--See Schedule of Operations............    640,376.00
     PREMIUM MODIFIED TO REFLECT SCHEDULE RATING OF (.77)............  2,839,636.00-
     DEDUCTIBLE PREMIUM..............................................           .00
     ADM/FELA OR USL&H MINIMUM.......................................           .00
     PREMIUM DISCOUNT, IF APPLICABLE (10.90).........................  1,036,183.00-
     EXPENSE CONSTANT CHARGE.........................................        150.00
                                                                                .00
     TOTAL ESTIMATED ANNUAL PREMIUM..................................  8,470,236.00

                     THIS POLICY IS SUBJECT TO FINAL AUDIT


  This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

 (The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on                    at 12:01 A.M. standard time,
forms a part of

Policy No.     TSF-001093160 20000101 of the Texas Workers' Compensation
               Insurance Fund

Issued to      STAFF LEASING OF TEXAS, LP

Premium $      83.00                            Endorsement No.  14           **
                                                                              **
                                                /s/ (Signature Illegible)     **
                                                ------------------------------
                                                  Authorized Representative


                                 INSURED'S COPY        TXAMADOR  1-26-2000